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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

     Date of report (Date of earliest event reported): November 29, 2000

                          THE SEIBELS BRUCE GROUP, INC.
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             (Exact name of registrant as specified in its charter)

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       South Carolina                   0-8804                  57-0672136
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(State or other jurisdiction   (Commission File Number)        (IRS Employer
     of incorporation)                                       Identification No.)
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    1501 Lady Street (Post Office Box One), Columbia, South Carolina 29201(2)
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                    (Address of principal executive offices)

        Registrant's telephone number, including area code (803) 748-2000

                                 Not applicable
                                 --------------
          (Former Name or Former Address, if Changed Since Last Report)



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ITEM 5.  OTHER EVENTS

In a press release dated November 29, 2000, The Seibels Bruce Group, Inc. (the "Company") announced that it reached a settlement with the sellers of Graward General Companies, Inc. related to an acquisition dispute. A copy of the Company's press release is attached to this Report on Form 8-K as Exhibit 99.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

         Exhibit 99        Press release dated November 29, 2000

                                   SIGNATURES

Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                            THE SEIBELS BRUCE GROUP, INC.
                                                        (Registrant)

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Date:  November 29, 2000                    By:  /s/ John E. Natili
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                                                John E. Natili
                                                Executive Vice President and Chief Operating Officer
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